COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Strategic Income Fund, Variable Series

(the “Fund”)

Supplement dated May 14, 2010 to the Prospectuses

dated April 29, 2010, as supplemented

Effective May 26, 2010, the Prospectuses of the Fund are hereby modified and supplemented as follows:

•	The section of the Prospectuses entitled “Investment Advisor and Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

Investment Advisor	Portfolio Managers

Columbia Management Investment Advisers, LLC	Laura A. Ostrander Lead Manager. Service with the Fund since 2000.

Brian Lavin, CFA Co-manager. Service with the Fund since 2010.

Colin J. Lundgren, CFA Co-manager. Service with the Fund since 2010.

Gene R. Tannuzzo, CFA Co-manager. Service with the Fund since 2010.

•	The table in the section of the Prospectuses entitled “Management of the Fund – Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

Laura A. Ostrander

Lead Manager. Service with the Fund since 2000.

Portfolio manager of Columbia Management Investment Advisers, LLC (the Advisor). From 1996 until joining the Advisor in May 2010, Ms. Ostrander was associated with Columbia Management Advisors, LLC, the Fund’s previous investment advisor, or its predecessors as an investment professional.

Brian Lavin, CFA Co-manager. Service with the Fund since 2010. Portfolio manager of the Advisor; associated with the Advisor as an investment professional since 1994.
Colin J. Lundgren, CFA Co-manager. Service with the Fund since 2010. Portfolio manager of the Advisor; associated with the Advisor since 1989 and as a portfolio manager since 1995.
Gene R. Tannuzzo, CFA Co-manager. Service with the Fund since 2010. Portfolio manager of the Advisor; associated with the Advisor as an investment professional since 2003.

Shareholders should retain this Supplement for future reference.